UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): September 28, 2011

HARLEYSVILLE GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	0-14697	51-0241172
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 Maple Avenue, Harleysville, Pennsylvania	19438-2297
(Address of Principal Executive Offices)	(Zip Code)

(215) 256-5000

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 28, 2011, Harleysville Group Inc. (the “Company”) and Harleysville Mutual Insurance Company, a Pennsylvania mutual insurance company and the owner of approximately 54% of the issued and outstanding shares of common stock of the Company (“Harleysville Mutual”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Nationwide Mutual Insurance Company, an Ohio mutual insurance company (“Nationwide Mutual”), and Nationals Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Nationwide Mutual (“Merger Sub”).  The Merger Agreement provides for the merger of Harleysville Mutual with and into Nationwide Mutual, with Nationwide Mutual continuing as the surviving entity (the “Parent Merger”), and, immediately thereafter, the merger of Merger Sub with and into the Company (the “Subsidiary Merger”), with the Company surviving as a wholly-owned subsidiary of Nationwide Mutual.

Pursuant to the Merger Agreement, at the effective time (the “Effective Time”) of the Subsidiary Merger, holders of shares of the Company’s common stock, other than the shares held by Harleysville Mutual and the shares for which holders have perfected appraisal rights under applicable Delaware law, will be entitled to receive a cash payment of $60 per share in cash.  At the Effective Time of the Parent Merger, Harleysville Mutual policyholders will become policyholders of Nationwide Mutual.  Following the Effective Time, the common stock of the Company will no longer be registered under the Securities Exchange Act of 1934, as amended, or listed on the NASDAQ Global Select Market.

From the date of the Merger Agreement through the closing date, the Company and Harleysville Mutual have agreed that neither they nor their affiliates, advisors, employees or representatives will encourage, solicit or initiate, or participate in discussions concerning any Alternative Transaction Proposal (as defined in the Merger Agreement) relating to the Company or Harleysville Mutual, provided that the Company’s Board of Directors may take action required by its fiduciary duties, and the Company may entertain an unsolicited, bona fide written Alternative Transaction Proposal which the Board of Directors reasonably determines to be a Superior Proposal (as defined in the Merger Agreement).

The closing of the Parent Merger is conditioned upon approval of the respective members of Nationwide Mutual and Harleysville Mutual.  The closing of the Subsidiary Merger is conditioned upon approval of the Company’s stockholders.  The closing of the Parent Merger and the Subsidiary Merger are also subject to the following conditions: (i) the parties obtaining all applicable governmental and regulatory approvals; (ii) material compliance by the Company, Harleysville Mutual, Nationwide Mutual and Merger Sub of their respective representations and warranties and covenants and agreements under the Merger Agreement; (iii) there being no preliminary or permanent injunction or other court order that prohibits the consummation of the Parent Merger or the Subsidiary Merger; (iv) the Company and Harleysville Mutual having an aggregate surplus of $1 billion exclusive of any change in net unrealized capital losses since August 31, 2011 or an aggregate capital surplus of $900 million (inclusive of any change in net unrealized capital losses); (v) Nationwide Mutual having a capital surplus of more than $11.1 billion; (vi) no Material Adverse Effect or Harleysville Material Adverse Change (as such terms are defined in the Merger Agreement) having occurred with respect to Harleysville Mutual and the Company, and (vii) no Material Adverse Effect has occurred with respect to Nationwide Mutual.

The Merger Agreement may be terminated: (i) by the mutual written agreement of the parties; (ii) by any of the parties if the Parent Merger and the Subsidiary Merger have not occurred on or before September 28, 2012 (the “Outside Date”), provided that the Outside Date may be extended for up to an additional 180 days by Nationwide Mutual or Merger Sub if certain conditions are satisfied; (iii) by any of the parties if the Parent Merger is not approved by the members of Nationwide Mutual; (iv) by any of the parties if the Parent Merger is not approved by the members of Harleysville Mutual; (v) by any of the parties if the Subsidiary Merger is not approved by the Company’s stockholders; (vi) by Nationwide Mutual or Merger Sub if Harleysville Mutual or the Company breaches any representation, warranty or covenant in the Merger Agreement, after an opportunity to cure in some cases; (vii) by Harleysville Mutual or the Company if Nationwide Mutual or the Merger Sub breaches any representation, warranty or covenant in the Merger Agreement, after an opportunity to cure in some cases; (viii) by the Company’s board of directors in order to accept and enter into a definitive agreement with respect to a Superior Proposal; (ix) by Nationwide Mutual or Merger Sub if Harleysville Mutual or the Company has suffered a Material Adverse Effect or a Harleysville Material Adverse Change; or (x) by Nationwide Mutual or Merger Sub in the event Harleysville Mutual or the Company knowingly and intentionally breaches, in any material respect, the non-solicitation provisions of the Merger Agreement.  The Company is obligated to pay Nationwide Mutual a fee equal to $29,588,535 (the “Termination Fee”), plus reasonable out-of-pocket expenses, in the event the Merger Agreement is terminated (i) by the Company’s board of directors in order to accept and enter into a definitive agreement with respect to a Superior Proposal; or (ii) by Nationwide Mutual or Merger Sub in the event Harleysville Mutual or the Company knowingly and intentionally breaches, in any material respect, the non-solicitation provisions of the Merger Agreement.  In addition, the Company is obligated to pay Nationwide Mutual the Termination Fee, plus reasonable out-of-pocket expenses, in the event (i) the Parent Merger and the Subsidiary Merger have not occurred by the Outside Date; (ii) the Subsidiary Merger is not approved by the Company’s stockholders; (iii) the Parent Merger is not approved by the members of Harleysville Mutual; or (iv) the Merger Agreement is terminated by Nationwide Mutual or Merger Sub if Harleysville Mutual or the Company breaches any representation, warranty or covenant in the Merger Agreement, after an opportunity to cure in some cases, and, within 12 months of any such termination described in (i) through (iv) of this sentence, the Company enters into a definitive agreement with any third party to consummate, or consummates, an Alternative Transaction (as defined in the Merger Agreement), including, but not limited to, any merger, consolidation, share exchange, or any transaction or series of transactions that results in the acquisition of 20% or more of the Company’s equity securities.

The proposed transactions are subject to approvals from the stockholders of the Company; policyholders of Harleysville Mutual and Nationwide Mutual; the Pennsylvania Insurance Department; the Ohio Department of Insurance; and various other regulatory bodies.  In connection with the Merger Agreement, Harleysville Mutual has entered into a Stockholder Voting Agreement with Nationwide Mutual (the “Voting Agreement”), pursuant to which Harleysville Mutual has agreed, among other things, to vote its shares of common stock of the Company in favor of the Subsidiary Merger.  The Voting Agreement will terminate upon termination of the Merger Agreement in accordance with the terms thereof.  The Voting Agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.  In the event the approvals are obtained and all other approvals and consents that are conditions to consummation of the Merger are obtained, the proposed transactions are expected to close in early 2012.

During the two-year period following the closing, Nationwide Mutual has agreed not to make major operational changes in Harleysville East (as defined in the Merger Agreement) to the core business functions of the property and casualty business of the Company.  Nationwide Mutual will continue to utilize the Harleysville brand with respect to the lines of property and casualty insurance and insurance products, either independently or in conjunction with one or more brands of Nationwide Mutual.  Nationwide Mutual will also substantially maintain or improve the philanthropic and charitable contributions and activities of the Company and Harleysville Mutual.  Nationwide Mutual also made commitments with respect to maintaining the overall number of employees at designated Company locations, committing to make payments, after the closing of the proposed transactions, to provide eligible Company employees with 2011 incentive compensation bonuses at target and offering retention bonus arrangements to identified executive officers.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference, and is intended to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about the Company, Harleysville Mutual, Nationwide Mutual or the Merger Sub.  The Merger Agreement contains representations and warranties that the parties to the Merger Agreement made to, and solely for the benefit of, each other.  The assertions embodied in those representations and warranties are subject, in some cases, to specified exceptions, qualifications, limitations and supplemental information, including knowledge qualifiers and contractual standards of materiality, such as materiality qualifiers and the occurrence of a Material Adverse Effect, that are different from those generally applicable under federal securities law, as well as detailed information set forth in disclosure schedules provided by us in connection with signing the Merger Agreement.  In addition, some representations and warranties may have been included in the Merger Agreement for the purpose of allocating risk between the Company, Harleysville Mutual, Nationwide Mutual and the Merger Sub rather than to establish matters as facts.  The Merger Agreement is described in this Current Report on Form 8-K, and included as Exhibit 2.1 hereto, only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding the Company or its business.  Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were made only as of the date of the Merger Agreement or a prior, specified date, (ii) in some cases they are subject to knowledge, materiality and material adverse effect qualifiers, and (iii) they are modified in important part by detailed information included in the disclosure schedules.  Finally, information concerning the subject matter of the representations and warranties may have changed since the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Additional Information and Where to Find It

In connection with the proposed transaction, a proxy statement of the Company and other materials will be filed with the Securities and Exchange Commission (the “SEC”).  WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION.  Investors will be able to obtain free copies of the proxy statement (when available) as well as other filed documents containing information about the Company on the SEC’s website at http://www.sec.gov.  Free copies of the Company’s SEC filings are also available from Harleysville Group Inc., 355 Maple Avenue, Harleysville, PA 19438-2297, Attention:  Mark R. Cummins, Executive Vice President, Chief Investment Officer & Treasurer.

Participants in the Solicitation

The Company and its executive officers, directors, other members of management, employees and Harleysville Mutual may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed transaction.  Information regarding the executive officers and directors of the Company is set forth in its definitive proxy statement for its 2011 annual meeting filed with the SEC on March 23, 2011.  More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

ITEM 8.01.  OTHER EVENTS.

On September 29, 2011, the Company issued a press release announcing the signing of the Merger Agreement.  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger by and among Nationwide Mutual Insurance Company, Harleysville Mutual Insurance Company, Nationals Sub, Inc., and Harleysville Group Inc. dated as of September 28, 2011.
99.1	Stockholder Voting Agreement dated as of September 28, 2011 by and between Nationwide Mutual Insurance Company and Harleysville Mutual Insurance Company.
99.2	Press Release of Harleysville Group Inc. issued on September 29, 2011.

*     Schedules and exhibits omitted pursuant to Item 601(b)(2) of the Regulation S-K.  The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEYSVILLE GROUP INC.
Registrant

September 30, 2011	/s/ Robert A. Kauffman
Robert A. Kauffman
Senior Vice President,
Secretary, General Counsel &
Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger by and among Nationwide Mutual Insurance Company, Harleysville Mutual Insurance Company, Nationals Sub, Inc., and Harleysville Group Inc. dated as of September 28, 2011.
99.1	Stockholder Voting Agreement dated as of September 28, 2011 by and between Nationwide Mutual Insurance Company and Harleysville Mutual Insurance Company.
99.2	Press Release of Harleysville Group Inc. issued on September 29, 2011.

*     Schedules and exhibits omitted pursuant to Item 601(b)(2) of the Regulation S-K.  The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.